Exhibit 99.1

FOR IMMEDIATE RELEASE
Investor Relations Contact: Heather Pribyl 952.540.2095	March 27, 2017

Buffalo Wild Wings Announces Nomination of Industry Veterans to Board of Directors
Janice L. Fields and Sam B. Rovit to Stand for Election at 2017 Annual Meeting
James M. Damian and Michael P. Johnson to Retire from Board at Annual Meeting
MINNEAPOLIS--(BUSINESS WIRE)-- Buffalo Wild Wings, Inc. (NASDAQ:BWLD), today announced Janice L. Fields and Sam B. Rovit have been nominated to stand for election, joining Cynthia L. Davis, Andre J. Fernandez, Harry A. Lawton, J. Oliver Maggard, Jerry R. Rose, Harmit J. Singh and Sally J. Smith, as part of the Company's slate of director nominees at the Company's 2017 Annual Meeting of Shareholders ("Annual Meeting"). Mr. Rovit was originally nominated by Marcato Capital Management LP, one of the Company's shareholders.
In addition, James M. Damian and Michael P. Johnson have informed the Company of their intention to retire from the Board, effective at the Annual Meeting. Mr. Damian has served as a director since 2006 and had previously served as Chairman of the Board. Mr. Johnson has served as a director since 2006. If the Company's slate of directors is elected at the Annual Meeting, the Buffalo Wild Wings Board will comprise nine directors, eight of whom will be independent and five of whom will have tenure of less than one year.
Ms. Fields will bring over 35 years of restaurant and leadership experience to the Buffalo Wild Wings Board. Ms. Fields has previously served as the President of McDonald's USA, LLC, a subsidiary of McDonald's Corporation, the world's leading global foodservice retailer, from 2010 to 2012. During this time she was responsible for the strategic direction and overall business results of the 14,000 McDonald's restaurants in the United States. Ms. Fields was executive vice president and the chief operating officer of McDonald's USA from 2006 to 2010. In her senior roles at McDonald's, Ms. Fields identified the opportunity and led the development of the McCafe beverage menu, creating a

$5 billion business, secured franchisee support for a renovation program, reformulated Happy Meals to improve nutritional content and was the executive in charge of competitive assessment, strategic planning and relationships with 2,600 franchisees. Ms. Fields serves on the boards of Monsanto and Chico's FAS, Inc. Ms. Fields has been named to Forbes' list of The World's 100 Most Powerful Women, Fortune's 50 Most Powerful Women in Business list, The Wall Street Journal's 50 Women to Watch list, and Crain's Chicago Business' list of 25 Women to Watch.
Mr. Rovit is a seasoned executive with over 20 years of experience in the food services industry. He has built and led consumer retail brands, and managed and serviced complex manufacturing supply chains. Since 2015, Mr. Rovit has served as Chief Executive Officer and Director of CTI Foods, a leading provider of custom food solutions to major chain restaurants and food manufacturers. Previously, Mr. Rovit worked at Kraft Foods where he was responsible for managing iconic brands such as Oscar Mayer, Lunchables and Claussen Pickles. Before that, Mr. Rovit served as Kraft's EVP Strategy, President of Planters Nuts, and President and CEO of Swift & Company. Mr. Rovit also served as Partner and Director at Bain & Company, Inc. where he led the firm's Global Mergers & Acquisitions Practice from 2000-2005.
"We are pleased to nominate Jan Fields and Sam Rovit for election to serve as new independent directors to the Buffalo Wild Wings Board," said Jerry Rose, Chairman of the Board of Buffalo Wild Wings. "Jan and Sam are both distinguished and highly respected executives with deep restaurant and food services experience, and we look forward to benefitting from their expertise as we continue to execute on our strategic initiatives to drive growth and create value for all of our shareholders. The nomination of Jan and Sam, respectively, along with the additions of Andre Fernandez, Hal Lawton and Harmit Singh, who joined the Board in October 2016, demonstrates our commitment to enhancing Buffalo Wild Wings' governance practices through Board refreshment."
Mr. Rose said, "On behalf of the entire Board of Directors, I want to express our sincere thanks to Michael and James for their years of service and dedication to Buffalo Wild Wings. We are extremely grateful for their exceptional leadership and numerous contributions to the Company's growth and success, and wish them the best."
Andre Fernandez, Chair of the Buffalo Wild Wings Governance Committee, added, "We have been engaged in the process of identifying new directors as part of our focus on ensuring that the Board has the appropriate balance of skills and expertise, including restaurant, food service, consumer marketing and financial experience. During this process, one of our shareholders nominated Sam as part of its proposed slate of directors. As always, we are open to qualified candidates, and as part of our rigorous review, we held numerous discussions with Sam and determined that his nomination for election was in the best interests of the Company and all shareholders. Similarly, we determined that Jan would bring important perspective to the Board given her decades of restaurant leadership experience and proven track record in developing and successfully implementing value-creating initiatives at the highest level of the industry."
Buffalo Wild Wings intends to file its preliminary proxy statement with the U.S. Securities and Exchange Commission (the "SEC") shortly.
Lazard Ltd is serving as financial advisor and Faegre Baker Daniels is serving as legal advisor to the Company.
About Cynthia L. Davis
Ms. Davis served as an executive at Nike for 10 years, most recently as Vice President of Nike Inc. and President of Nike Golf from 2008 until her retirement in December 2014. In her role with Nike Golf, she led the $800 million global golf business, including all product, marketing, sports marketing, sales, operations, finance, legal, and human resources responsibilities. Davis drove innovative profitable growth and a team of elite athletes headlined by two of the most iconic golf athletes. To that end, in 2013, she was recognized as one of Sports Illustrated's "50 Most Powerful People in Sports". Prior to joining Nike in 2005, Davis was the Senior Vice President of Golf Sponsorships, Sports Marketing and New Media for the Golf Channel. Leading up to that, she was the President and CEO of The Arnold Palmer Golf Company after serving as Vice President of the Ladies Professional Golf Association (LPGA). Davis is a former chairperson of the National Golf Foundation (NGF) and has served on the Golf 20/20 Executive Committee.
About Andre J. Fernandez
Mr. Fernandez is the President and Chief Executive Officer of CBS RADIO. In this role, Mr. Fernandez is responsible for the overall direction and management of that company, which includes 117 over-the-air radio stations in 26 major markets. Prior to joining CBS RADIO in April 2015, Mr. Fernandez served as the President and Chief Operating Officer of Journal Communications, Inc. from October 2008 to March 2015. Previously, Mr. Fernandez served in a number of leadership roles of increasing responsibility at the General Electric Company, including Chief Financial Officer of Telemundo Communications; Chief Financial Officer and Controller of GE Latin America; Chief Financial Officer of GE Digital Energy; Assistant Treasurer of GE Corporate Treasury; and Chief Financial Officer of GE Capital Information Technology Solutions (ITS) Brazil. Additionally, Mr. Fernandez has been named to Billboard's "Power 100" list which recognizes the most influential executives in the music industry and was ranked the second most powerful person in radio on Radio Ink's "40 Most Powerful People in Radio" list.
About Harry A. Lawton
Mr. Lawton has served as Senior Vice President of North America at eBay, Inc. since May 2015. At eBay, Mr. Lawton's responsibilities include all functions for the Americas business unit, including merchandising, marketing, operations, business selling, consumer selling, and advertising. He also has global responsibility for shipping, payments and risk, and trust functions. Before joining eBay, Mr. Lawton held a number of leadership positions at Home Depot, Inc. from May 2005 until May 2015, including Senior Vice President of Merchandising of Hardlines, and Senior Vice President and President of that company's online business. Prior to Home Depot, Mr. Lawton served as an Associate Principle for McKinsey & Company from 2000 to 2005.
About J. Oliver Maggard
Mr. Maggard has served as Managing Partner of Caymus Partners LLC, an investment banking firm, since October 2002, and as a Managing Partner of its affiliate Caymus Equity Partners, LLC, a private equity firm, since its founding in 2012. From January 1995 to October 2002, Mr. Maggard was a Managing Director and Partner of Regent Capital Management Corp., a private equity firm which he co-founded. Prior to founding Regent Capital, Mr. Maggard held various positions with Bankers Trust Company, Kidder Peabody & Company, Inc., Drexel Burnham Lambert Incorporated, and E.F. Hutton & Co.
About Jerry R. Rose
Mr. Rose served as Corporate Vice President of Cargill, Inc. from 2004 to September 2012. Mr. Rose began his career at Cargill as a Financial Management Trainee and, during his 40-year tenure there, had multiple roles in the Accounting and Finance departments and gained extensive restaurant and supply chain expertise. Mr. Rose spent almost one half of his career working directly with a large number of restaurant chains, many of which were multi-national. Mr. Rose's responsibilities included approving major dedicated supply chain operations and major innovation models, all of which required a significant understanding of each chain's strategy. He drove the strategy for Cargill's international investment activities and acquisitions, as well as serving as chair of the Cargill Business Excellence Committee, which focused on developing high-performance businesses in Cargill worldwide. Mr. Rose was assigned to Sunny Fresh Foods, where he worked for 12 years, rising to President in 1995. Under Rose's leadership, Sunny Fresh Foods became the first food company to receive the Malcolm Baldrige Quality Award in 1999. He was a member of the Corporate Center and a platform leader for the Cargill Animal Nutrition, Animal Protein & Salt Platform and the Cargill BioFuels, BioIndustrial & Emerging Business Platform. He is a past member of the North Dakota and Arkansas State Societies of Certified Public Accountants and the American Institute of Certified Public Accountants.
About Harmit J. Singh
Mr. Singh has served as Executive Vice President and Chief Financial Officer at Levi Strauss & Co. since January 2013. He is responsible for managing that company's finance, information technology, strategic sourcing and global business services functions globally. Previously, Mr. Singh was Executive Vice President and Chief Financial Officer of Hyatt Hotels Corporation from 2008 to December 2012. Prior to that, he spent 14 years at Yum! Brands, Inc. in a variety of global leadership roles including Senior Vice President and Chief Financial Officer of Yum Restaurants International and Pizza Hut from 2005 to 2008. Before joining Yum!, Mr. Singh worked in various financial capacities for American Express India & Area Countries.
About Sally J. Smith
Ms. Smith has served as our Chief Executive Officer and President since July 1996. She served as our Chief Financial Officer from 1994 to 1996. Prior to joining Buffalo Wild Wings, she was the Chief Financial Officer of Dahlberg, Inc., the manufacturer and franchisor of Miracle Ear hearing aids, from 1983 to 1994. Ms. Smith began her career with KPMG LLP, an international accounting and auditing firm. Ms. Smith is a CPA.
About the Company
Buffalo Wild Wings, Inc., founded in 1982 and headquartered in Minneapolis, is a growing owner, operator and franchisor of Buffalo Wild Wings® restaurants featuring a variety of boldly-flavored, made-to-order menu items including its namesake Buffalo, New York-style chicken wings. The Buffalo Wild Wings menu specializes in 21 mouth-watering signature sauces and seasonings with flavor sensations ranging from Sweet BBQ™ to Blazin'®. Guests enjoy a welcoming neighborhood atmosphere that includes an extensive multi-media system for watching their favorite sporting events. Buffalo Wild Wings is the recipient of hundreds of "Best Wings" and "Best Sports Bar" awards from across the country. There are currently more than 1,220 Buffalo Wild Wings locations around the world.
To stay up-to-date on all the latest events and offers for sports fans and wing lovers, like Buffalo Wild Wings on Facebook, follow @BWWings on Twitter and visit www.BuffaloWildWings.com.
Statements in this press release constitute forward-looking statements for purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements relate to our leverage ratio, future purchases of shares and sources of funds for the same. All statements other than statements of historical fact are statements that could be deemed forward-looking statements and are based upon the current beliefs and expectations of our management. We have attempted to identify forward-looking statements by words such as,

"intends," "may," "believes," "will," and other comparable terminology. Actual results may vary materially from those contained in forward-looking statements based on a number of factors, including, but not limited to, our ability to achieve and manage our planned expansion, the ability of our franchisees to open and manage new restaurants, market acceptance in the new geographic regions we enter (particularly non-U.S. locations), success of acquired restaurants, success of investments in new or emerging concepts, unforeseen obstacles in developing nontraditional sites or non-U.S. locations, our ability to obtain and maintain licenses and permits necessary to operate our existing and new restaurants, our franchisees' adherence to our system standards, the cost of commodities such as traditional chicken wings and supply chain consistency, the success of our key initiatives and our advertising and marketing campaigns, our ability to control restaurant labor and other restaurant operating costs, the continued service of key management personnel, our ability to protect our name and logo and other proprietary information, economic conditions (including changes in consumer preferences or consumer discretionary spending), the impact of federal, state or local government regulations relating to our employees, the sale of food and alcoholic beverages, the effect of competition in the restaurant industry, our ability to increase our credit facilities, and other factors disclosed from time to time in our filings with the SEC, including the factors described under "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 25, 2016, as updated in subsequent reports filed with the SEC. Investors should take such risks into account when making investment decisions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update any forward-looking statements.

Important Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from shareholders in connection with the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the company, by security holdings or otherwise, is set forth in the annual report on Form 10-K for the fiscal year ended December 25, 2016, filed with the SEC on February 17, 2017. To the extent the Company’s directors and executive officers or their holdings of the Company’s securities have changed from the amounts disclosed in the proxy statement for the Company’s 2016 annual meeting of shareholders, to the Company’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 filed with the SEC.
The Company will file a proxy statement in connection with the Annual Meeting. The proxy statement, any other relevant documents, and other materials filed with the SEC concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the proxy statement and any other relevant documents that the Company files with the SEC when they become available before making any voting decision because they contain important information.

Buffalo Wild Wings, Inc.
Investor Relations:
Heather Pribyl, 952-540-2095
or

Additional Investor Contact:
MacKenzie Partners, Inc.
Bob Marese/Paul Schulman, 212-929-5500
or
Media:
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko/Nick Lamplough, 212-355-4449